UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
June 30, 2014
Steadfast Apartment REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-191049	36-4769184
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant's telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
The information set forth under Items 2.01 and 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.
Acquisition of Harrison Place Apartments
On June 30, 2014 (the “Closing Date”), Steadfast Apartment REIT, Inc. (the “Company”), through STAR Harrison Place, LLC (“STAR Harrison Place”), an indirect wholly-owned subsidiary of the Company, acquired from a third-party seller a fee simple interest in a 307-unit multifamily residential community located in Indianapolis, Indiana, commonly known as Harrison Place Apartments (the “Harrison Place Property”). On the Closing Date, Steadfast Asset Holdings, Inc., an affiliate of the Company, assigned to STAR Harrison Place the Sale and Purchase Agreement, dated April 29, 2014, as amended, for the purchase of the Harrison Place Property.
STAR Harrison Place acquired the Harrison Place Property for an aggregate purchase price of $27,900,000, exclusive of closing costs. STAR Harrison Place financed the payment of the purchase price for the Harrison Place Property with a combination of (1) proceeds from the Company’s public offering and (2) a loan in the aggregate principal amount of $19,530,000 (the “Loan”) from CBRE Multifamily Capital, Inc. (“CBRE”), pursuant to the requirements of the Fannie Mae Delegated Underwriting and Servicing program, as evidenced by the Multifamily Loan and Security Agreement (the “Loan Agreement”) and the Multifamily Note (the “Note” and, together with the Loan Agreement, the Mortgage, the Environmental Indemnity and the Guaranty, each described below, the “Harrison Place Loan Documents”). For additional information on the terms of the Loan and Harrison Place Loan Documents, see Item 2.03 below.
The Harrison Place Property was constructed in 2001 and consists of 11 three-story garden-style residential buildings, 34 one-story duplexes, a clubhouse/leasing office, 15 carport buildings and 11 garage buildings situated on an approximately 22-acre site. The garden-style property is comprised of 72 one-bedroom units, 193 two-bedroom units and 42 three-bedroom units that average 970 square feet with an average monthly rent of $828. Apartment amenities at the Harrison Place Property include microwaves, refrigerators, private balconies/patios, vinyl plank tiling in wet areas and washer/dryer hook-ups. In addition, select units have attached garages, closet organizers, custom built-ins, electric fireplaces and walk-in closets. Property amenities at the Harrison Place Property include a clubhouse with access entry, fitness center, business center, coin-operated laundry facility, loft lounge with television, swimming pool with sundeck, detached garages and carports. As of June 27, 2014, the Harrison Place Property was approximately 95% occupied.
An acquisition fee of approximately $300,000 was earned by Steadfast Apartment Advisor, LLC, the Company’s advisor (the “Advisor”), in connection with the acquisition of the Harrison Place Property. A financing coordination fee of approximately $195,000 was earned by the Advisor in connection with the financing of the Harrison Place Property.
The material terms of the agreements described herein are qualified in their entirety by the agreements attached as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Management of the Harrison Place Property
On the Closing Date, STAR Harrison Place and Steadfast Management Company, Inc. (“Steadfast Management”), an affiliate of the Advisor, entered into a Property Management Agreement (the “Management Agreement”) pursuant to which Steadfast Management serves as the exclusive leasing agent and manager of the Harrison Place Property. Pursuant to the Management Agreement, STAR Harrison Place is to pay Steadfast Management a monthly management fee in an amount equal to 3.0% of the Harrison Place Property’s gross collections (as defined in the Management Agreement) for such month. The Management Agreement has an initial term that expires on June 30, 2015 and will continue thereafter on a month-to-month basis unless either party gives 60 days prior written notice of its desire to terminate the Management Agreement. STAR Harrison Place may terminate the Management Agreement at any time upon 30 days prior written notice to Steadfast Management in the event of the gross negligence, willful misconduct or bad acts of Steadfast Management or any of Steadfast Management’s employees. Either party may terminate the Management Agreement due to a material breach of the other party’s obligations under the Management Agreement that remains uncured for 30 days after notification of such breach.
STAR Harrison Place also entered into a Construction Management Services Agreement (the “Construction Services Agreement”) with Pacific Coast Land & Construction, Inc. (“PCL”), an affiliate of the Advisor. Pursuant to the Construction Services Agreement, PCL will provide construction management services with respect to capital improvements and renovations from time to time for the Harrison Place Property for a fee in an amount equal to 12% of the total cost of the improvements and renovations. The Construction Services Agreement may be terminated by either party with 30 days prior written notice to the other party.
The material terms of the agreements described herein are qualified in their entirety by the agreements attached as Exhibits 10.4 and 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Loan
In connection with the acquisition of the Harrison Place Property, STAR Harrison Place borrowed $19,530,000 from CBRE pursuant to the Loan Agreement. The Loan has a 120-month term with a maturity date of July 1, 2024 (the “Maturity Date”). STAR Harrison Place paid a loan origination fee of $156,240 to CBRE in connection with the Loan.
Interest on the outstanding principal balance of the Loan accrues at an initial rate of 1.99%, and an interest payment of $33,467 is due and payable on August 1, 2014. Beginning August 1, 2014 and continuing until July 1, 2018, a monthly interest payment on the outstanding principal balance of the Loan will accrue at the one-month London Interbank Offered Rate (“LIBOR”) plus 1.84%, as further described in the Loan Agreement. In addition, beginning on August 1, 2018 and continuing until the Maturity Date, a monthly payment of principal in the amount of $31,058 is due and payable on the first date of each month. The entire outstanding principal balance and any accrued and unpaid interest on the Loan is due and payable in full on the Maturity Date.
STAR Harrison Place may voluntarily prepay all of the unpaid principal balance of the Loan and all accrued interest thereon and other sums due to CBRE under the Loan Documents following the first year of the Loan, provided that STAR Harrison Place provides CBRE with prior notice of such prepayment and pays a prepayment fee, all in accordance with the terms of the Loan Agreement.
The performance of the obligations of STAR Harrison Place under the Loan is secured by a Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Indiana) with respect to the Harrison Place Property (the “Mortgage”). Additionally, pursuant to an Assignment of Management Agreement, STAR Harrison Place assigned all of its rights under the Management Agreement to CBRE upon an event of default under the Loan Documents.
In connection with the acquisition of the Harrison Place Property, STAR Harrison Place also entered into an Environmental Indemnity Agreement (the “Environmental Indemnity”), pursuant to which STAR Harrison Place agreed to indemnify, defend and hold harmless CBRE and certain other parties identified in the Environmental Indemnity, from and against any actions, damages, claims or other liabilities that CBRE or such other parties may suffer or incur as a result of, among other things, (1) the actual or alleged presence of certain hazardous substances on or under the Harrison Place Property or any other property from which hazardous materials derived or allegedly derived from the Harrison Place Property, (2) any actual or alleged violation of any environmental laws applicable to the Harrison Place Property, (3) any breach of any representation or warranty made in the Environmental Indemnity by STAR Harrison Place, (4) any failure by STAR Harrison Place to perform any of its obligations under the Environmental Indemnity, (5) any remedial work as defined in the Environmental Indemnity or (6) the existence or alleged existence of any prohibited activity or condition as defined in the Environmental Indemnity.
The Company entered into a Guaranty of Non-Recourse Obligations (the “Guaranty”) in connection with the Loan. The Company absolutely, unconditionally and irrevocably guaranteed to CBRE the full and prompt payment and performance when due of all amounts for which STAR Harrison Place is personally liable under the Loan Documents, in addition to all costs and expenses incurred by CBRE in enforcing such Guaranty.
The material terms of the agreements described herein are qualified in their entirety by the agreements attached as Exhibits 10.6, 10.7, 10.8, 10.9, 10.10 and 10.11 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
On July 7, 2014, the Company distributed a press release announcing the completion of the acquisition of the Harrison Place Property. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.
The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01    Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
Because it is impracticable to provide the required financial statements for the acquisition of the real property described above at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Company hereby confirms that the required financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Current Report on Form 8-K.
(b) Pro Forma Financial Information.
See Paragraph (a) above.

(c) Exhibits.

Exhibit	Description

10.1
Sale and Purchase Agreement, made as of April 29, 2014, by and between Steadfast Asset Holdings, Inc. and Harrison Place Investments, LLC and Chicago Title Insurance Company in its capacity as escrow agent

10.2	First Amendment to Sale and Purchase Agreement, dated as of June 25, 2014, made between Harrison Place Investments, LLC and Steadfast Asset Holdings, Inc.

10.3	Assignment and Assumption of Purchase Agreement, dated as of June 30, 2014, by and between Steadfast Asset Holdings, Inc. and STAR Harrison Place, LLC

10.4	Property Management Agreement, made and entered into as of June 30, 2014, by and between Steadfast Management Company, Inc. and STAR Harrison Place, LLC

10.5	Construction Management Services Agreement entered into as of June 30, 2014, by and between STAR Harrison Place, LLC and Pacific Coast Land & Construction, Inc.

10.6	Multifamily Note, effective as of June 30, 2014, by STAR Harrison Place, LLC in favor of CBRE Multifamily Capital, Inc.

10.7	Multifamily Loan and Security Agreement (Non-Recourse), dated as of June 30, 2014, by and between STAR Harrison Place, LLC and CBRE Multifamily Capital, Inc.

10.8
Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Indiana), dated as of June 30, 2014, by STAR Harrison Place, LLC to and for the benefit of CBRE Multifamily Capital, Inc.

10.9	Guaranty of Non-Recourse Obligations, dated as of June 30, 2014, by Steadfast Apartment REIT, Inc. to and for the benefit of CBRE Multifamily Capital, Inc.

10.10	Environmental Indemnity, dated as of June 30, 2014, by STAR Harrison Place, LLC to and for the benefit of CBRE Multifamily Capital, Inc.

10.11	Assignment of Management Agreement, dated as of June 30, 2014, by STAR Harrison Place, LLC, CBRE Multifamily Capital, Inc. and Steadfast Management Company, Inc.

99.1	Press release, dated July 7, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST APARTMENT REIT, INC.

Date:	July 7, 2014	By:	/s/ Ella S. Neyland
Ella S. Neyland
President

EXHIBIT INDEX

Exhibit	Description

10.1
Sale and Purchase Agreement, made as of April 29, 2014, by and between Steadfast Asset Holdings, Inc. and Harrison Place Investments, LLC and Chicago Title Insurance Company in its capacity as escrow agent

10.2	First Amendment to Sale and Purchase Agreement, dated as of June 25, 2014, made between Harrison Place Investments, LLC and Steadfast Asset Holdings, Inc.

10.3	Assignment and Assumption of Purchase Agreement, dated as of June 30, 2014, by and between Steadfast Asset Holdings, Inc. and STAR Harrison Place, LLC

10.4	Property Management Agreement, made and entered into as of June 30, 2014, by and between Steadfast Management Company, Inc. and STAR Harrison Place, LLC

10.5	Construction Management Services Agreement entered into as of June 30, 2014, by and between STAR Harrison Place, LLC and Pacific Coast Land & Construction, Inc.

10.6	Multifamily Note, effective as of June 30, 2014, by STAR Harrison Place, LLC in favor of CBRE Multifamily Capital, Inc.

10.7	Multifamily Loan and Security Agreement (Non-Recourse), dated as of June 30, 2014, by and between STAR Harrison Place, LLC and CBRE Multifamily Capital, Inc.

10.8
Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Indiana), dated as of June 30, 2014, by STAR Harrison Place, LLC to and for the benefit of CBRE Multifamily Capital, Inc.

10.9	Guaranty of Non-Recourse Obligations, dated as of June 30, 2014, by Steadfast Apartment REIT, Inc. to and for the benefit of CBRE Multifamily Capital, Inc.

10.10	Environmental Indemnity, dated as of June 30, 2014, by STAR Harrison Place, LLC to and for the benefit of CBRE Multifamily Capital, Inc.

10.11	Assignment of Management Agreement, dated as of June 30, 2014, by STAR Harrison Place, LLC, CBRE Multifamily Capital, Inc. and Steadfast Management Company, Inc.

99.1	Press release, dated July 7, 2014